Exhibit 24

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of Marshall & Ilsley Corporation (the “Corporation”) designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf the Corporation’s Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (A) debt securities; (B) equity securities; (C) depositary shares or receipts representing fractional interests in the Corporation’s preferred stock or interests in other securities subject to a deposit agreement; (D) purchase contracts requiring or permitting the holders thereof to purchase or sell securities, currencies or commodities, including equity securities of the Corporation; and (E) other securities related thereto (all of the foregoing being referred to in this Power of Attorney as the “Securities”), proposed to be sold by the Corporation from time to time, and/or proposed to be registered by the Corporation for re-sale and/or exchange on behalf of one or more holders of the Securities, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the SEC; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-3 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 19th day of August, 2010.

/s/ James B. Wigdale

James B. Wigdale